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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2001
                                 ---------------

                                 NET2PHONE, INC.

                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    ---------

           Delaware                     000-26763              22-3559037
           --------                     ---------              ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)          Number)            Identification No.)

                                520 Broad Street
                            Newark, New Jersey 07102

                            ------------------------
             (Address of principal executive offices, with zip code)

                                 (973) 412-2800

                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                         (Former name or former address,
                          if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

         On August 14, 2001, ADIR Technologies, Inc. ("ADIR"), a subsidiary of Net2Phone, Inc. acquired all of the issued and outstanding capital stock of NetSpeak Corporation, a Florida corporation ("Netspeak"), through the merger (the "Merger") of A Tech Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of ADIR ("Merger Sub"), with and into NetSpeak in accordance with the Agreement and Plan of Merger dated as of June 11, 2001 by and between ADIR, Netspeak and Merger Sub ("Merger Agreement"). The holders of a majority of the outstanding shares of Netspeak common stock approved the Merger at a special meeting of Netspeak shareholders held on August 14, 2001.

         ADIR, as consideration, paid (i) $3.10 for each issued and outstanding share of common stock of the Netspeak, and (ii) an amount equal to the difference between $3.10 and applicable exercise price of each issued and outstanding option to purchase a share of common stock with an exercise price less than $3.10. The total aggregate consideration paid for the acquisition was $48,160,143. ADIR raised an aggregate of $21 million from its existing shareholders specifically for the acquisition of Netspeak.

Item 7(c).  Exhibits.

The following exhibits are filed herewith:

Exhibit No.     Description
-----------     -----------
     2.1*       Agreement and Plan of Merger, dated as of June 11, 2001, by and among NetSpeak
                Corporation, Adir Technologies, Inc. and A Tech Merger Sub, Inc.

    99.1*       Press release dated June 12, 2001.

    99.2**      Press release dated August 15, 2001.

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*  Incorporated by reference from our Current Report on Form 8-K filed on June 21, 2001.
** Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2001
                                     NET2PHONE, INC.

                                     /s/ Ilan S. Slasky
                                     -------------------------------------------
                                     By:  Ilan Slasky
                                     Its: Chief Financial Officer